Exhibit 10 (cli)



                            CONFIRMATION AGREEMENT


                CONFIRMATION AGREEMENT dated as of May __, 1994 among
      (1) HAMILTON BEACH/PROCTOR-SILEX, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); (2) HOUSEWARES HOLDING COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware ("Housewares"); (3) PRECIS [521] LTD., a corporation duly organized and validly existing under the laws of England ("Precis"); (4) HB-PS HOLDING COMPANY, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("Holdings"); (5) PROCTOR-SILEX CANADA INC., a corporation duly organized and validly existing under the laws of the Province of Ontario, Canada ("PSC"); (6) NACCO INDUSTRIES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("NACCO");
      (7) GLEN DIMPLEX, an unlimited corporation duly organized and validly existing under the laws of the Republic of Ireland ("Glen Dimplex"); (8) GLEN ELECTRIC, LTD., a corporation duly organized and validly existing under the laws of Northern Ireland ("Glen Electric"); (9) THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as United States agent for the banks and other financial institutions (individually, a "Bank" and, collectively, the "Banks") party to the Amended and Restated Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "U.S. Agent"); (10) THE CHASE MANHATTAN BANK OF CANADA, as Canadian agent for the Banks (in such capacity, together with its successors in such capacity, the "Canadian Agent" and, together with the U.S. Agent, the "Agents"); (11) each of the U.S. Dollar Banks signatory hereto (the "U.S. Dollar Banks"); and (12) each of the Canadian Dollar Banks signatory hereto (the "Canadian Dollar Banks"; and together with the U.S. Dollar Banks, the "Banks").

                The Company, PSC, PSM, the Banks and the Agents are party to a Credit Agreement dated as of October 11, 1990 (as in effect immediately prior to the Amendment Effective Date (as defined in the Amended and Restated Credit Agreement referred to below), the "Original Credit Agreement").

                The Company, PSC, PSM, the Banks and the Agents have entered into an Amended and Restated Credit Agreement dated as of May __, 1994 (as modified and supplemented and in effect from time to time, the "Amended and Restated Credit Agreement"), providing for the amendment and restatement of the Original Credit Agreement to, among other things, refinance the Term Loans under the Original Credit Agreement and increase the amount of the Revolving Credit Loans available thereunder from $120,000,000 to $135,000,000.






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               It is a condition precedent to the effectiveness of the
      amendment and restatement of the Original Credit Agreement provided for by the Amended and Restated Credit Agreement that the parties hereto enter into a Confirmation Agreement in substantially the form hereof. Accordingly, the parties hereto agree as follows:

                Section 1. Definitions. Except as otherwise defined in this Confirmation Agreement, terms defined in the Amended and Restated Credit Agreement are used herein as defined therein.

                Section 2. Confirmation by the Company and PSC. Each of the Company and PSC hereby

                     (i) confirms all of its obligations under each Security Document to which it is a party after giving effect to the amendment and restatement of the Original Credit Agreement provided for by the Amended and Restated Credit Agreement; and

                     (ii) agrees that each reference to the Original Credit Agreement in each Security Document to which it is a party shall be deemed to be a reference to the Amended and Restated Credit Agreement, as the same may be modified and supplemented and in effect from time to time.

                Section 3. Confirmation and Agreement by each Party. Each of Housewares, Precis, Holdings, NACCO, Glen Dimplex and Glen Electric (each a "Party") hereby

                     (i) consents to and acknowledges the amendment and restatement of the Original Credit Agreement provided for by the Amended and Restated Credit Agreement;

                     (ii) agrees that each reference to the Original Credit Agreement in each Supplemental Security Document and each Supplemental Agreement to which it is a party shall be deemed to be a reference to the Amended and Restated Credit Agreement, as the same may be modified and supplemented and in effect from time to time;

                     (iii) confirms all of its obligations under each Supplemental Security Document and each Supplemental Agreement to which it is a party after giving effect to the amendment and restatement of the Original Credit Agreement provided for by the Amended and Restated Credit Agreement;

                     (iv) agrees that, notwithstanding Section 4.02 of the Supplemental Agreement to which it is a party,






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                     (A) such Party will not demand or accept any
           payment of principal of any Clean-Down Parent Advances until after the last day of a Clean-Down Period during which the Company did not have any Clean-Down Parent Advances outstanding during such Clean-Down Period;

                     (B) the Parent Advances owed to such Party will bear interest at a rate per annum not in excess of the Prime Rate (as in effect from time to time) plus the Applicable Margin for Base Rate Loans under the Amended and Restated Credit Agreement less 1.25% (computed on the basis of a 365/366 day year and actual days elapsed) (or such other rate of interest as shall be agreed upon by such Party, the Company and the Majority Banks); and

                     (C) in the event that the Revolving Credit
           Termination Date is extended, pursuant to Section 2.09 of the Credit Agreement, to a date occurring after December 31, 1999, the Parent Advances that would otherwise be payable on December 31, 1999 pursuant to said Section 4.02 shall be payable on the date that is one year after the Revolving Credit Termination Date (as in effect from time to time).

                Section 4. Representations and Warranties. Each of the Company, Housewares, Precis, Holdings, PSC, NACCO, Glen Dimplex and Glen Electric represents and warrants to the Agents and the Banks that after giving effect to this Confirmation Agreement, the representations and warranties made by it in the Security Documents, the Supplemental Security Documents and the Supplemental Agreements are true and complete on the date hereof as if made on and as of the date hereof.

                Section 5. Miscellaneous. Except as herein provided, the Security Documents, the Supplemental Security Documents and the Supplemental Agreements shall remain unchanged and in full force and effect. This Confirmation Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Confirmation Agreement by signing any such counterpart. This Confirmation Agreement shall be governed by, and construed in accordance with, the law of the State of New



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                IN WITNESS WHEREOF, the parties hereto have caused this
      Confirmation Agreement to be duly executed and delivered as of the day and year first above written.

                                    HAMILTON BEACH/PROCTOR-SILEX,
                                      INC.


                                    By:    Ronald C. Eksten
                                    Title: Vice President, General
                                             Counsel and Secretary

                                    HOUSEWARES HOLDING COMPANY


                                    By:    Charles A. Bittenbender
                                    Title: Secretary


                                    PRECIS [521] LTD.


                                    By:    Lochlann Quinn
                                    Title: Director


                                    HB-PS HOLDING COMPANY, INC.


                                    By:    Charles A. Bittenbender
                                    Title: Secretary


                                    PROCTOR-SILEX CANADA INC.


                                    By:    John R. Wright
                                    Title: Controller


                                    NACCO INDUSTRIES, INC.


                                    By:    Charles A. Bittenbender
                                    Title: Secretary


                                    GLEN DIMPLEX


                                    By     Lochlann Quinn
                                    Title: Director


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                                    GLEN ELECTRIC, LTD.


                                    By:    Lochlann Quinn
                                    Title: Director


                                    THE CHASE MANHATTAN BANK
                                      (NATIONAL ASSOCIATION),
                                      as U.S. Agent


                                    By:    Gregory M. Stover
                                    Title:


                                    THE CHASE MANHATTAN BANK OF
                                      CANADA, as Canadian Agent


                                    By:    Timothy R. Wilson
                                    Title:


                                    U.S. DOLLAR BANKS

                                    THE CHASE MANHATTAN BANK
                                     (NATIONAL ASSOCIATION)


                                    By:    Timothy R. Wilson
                                    Title:



                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By:    Marguerite Canestraro
                                    Title: Vice President


                                    THE BANK OF NOVA SCOTIA


                                    By:    F. C. H. Ashby
                                    Title: Senior Manager of Loan Operations


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                                    CONTINENTAL BANK N.A.


                                    By:    Carl Jordan
                                    Title:

                                    CAISSE NATIONALE DE CREDIT
                                      AGRICOLE


                                    By:    Dean Balice
                                    Title: Senior Vice President


                                    CRESTAR BANK


                                    By:    Timothy J. Cecil
                                    Title: Vice President


                                    SOCIETY NATIONAL BANK


                                    By:    J. Roderick MacDonald
                                    Title: Vice President


                                    CANADIAN DOLLAR BANKS

                                    THE CHASE MANHATTAN BANK OF
                                      CANADA


                                    By:    Timothy R. Wilson
                                    Title:

                                    THE BANK OF NOVA SCOTIA


                                    By:    F. C. H. Ashby
                                    Title: Senior Manager of Loan Operations